Exhibit 8
EXHIBIT 8: LIST OF SUBSIDIARIES

	Name	Country of Incorporation
1.	65 WILLIS LANE, INC.	USA
2.	ADRIAN ASSOCIATES L.P. (effectively 7.03%)	USA
3.	ALBERTA NORTHEAST GAS LTD (29.6%)	Canada
4.	ARLINGTON ASSOCIATES LP (99%)	USA
5.	ASSETHALL LIMITED	England & Wales
6.	BEEGAS NOMINEES LIMITED	England & Wales
7.	BIRCH SITES LIMITED	England & Wales
8.	BLACKWATER A LIMITED	England & Wales
9.	BLACKWATER B LIMITED	England & Wales
10.	BLACKWATER C LIMITED	England & Wales
11.	BLACKWATER D LIMITED	England & Wales
12.	BLACKWATER E LIMITED	England & Wales
13.	BLACKWATER H LIMITED	England & Wales
14.	BLACKWATER J LIMITED	England & Wales
15.	BLUE-NG (HOLDINGS) LIMITED (50%)	England & Wales
16.	BLUE-NG LIMITED (via Blue-NG Holdings Ltd in which National Grid Blue Power Ltd holds 50%)	England & Wales
17.	BOSTON GAS COMPANY (d/b/a National Grid)	USA
18.	BRITISH TRANSCO CAPITAL INC	USA
19.	BRITISH TRANSCO FINANCE (NO 1) LIMITED	Cayman Islands
20.	BRITISH TRANSCO FINANCE (NO 2) LIMITED	Cayman Islands
21.	BRITISH TRANSCO FINANCE (NO 3) LIMITED	England & Wales
22.	BRITISH TRANSCO FINANCE (NO 5) LIMITED	England & Wales
23.	BRITISH TRANSCO FINANCE INC	USA
24.	BRITISH TRANSCO INTERNATIONAL FINANCE BV	The Netherlands
25.	BRITNED DEVELOPMENT LIMITED (50%)	England & Wales
26.	BROKEN BRIDGE CORP.	USA
27.	C4GAS SAS (47.5%)	France
28.	COLONIAL GAS COMPANY (d/b/a National Grid)	USA
29.	CONNECTICUT YANKEE ATOMIC POWER COMPANY (19.5%)	USA
30.	CORESO SA	Belgium
31.	DIRECT GLOBAL POWER, INC. (26%)	USA
32.	EASTERN ASSOCIATED SECURITIES CORP.	USA
33.	EASTERN RIVERMOOR COMPANY, INC.	USA
34.	ELEXON LIMITED	England & Wales
35.	ENERGIS PLC (33.06%)	England & Wales
36.	ENERGYNORTH NATURAL GAS, INC. (d/b/a National Grid)	USA
37.	ENPORION, INC. (12.71%)	USA
38.	ESSEX GAS COMPANY (d/b/a NATIONAL GRID)	USA
39.	EUA ENERGY INVESTMENT CORPORATION	USA
40.	EUA FRC II ENERGY ASSOCIATES	USA
41.	EVIONYX, INC. (16%)	USA
42.	FIRST POINT ENERGY CORPORATION (10%)	USA
43.	FULCRUM CONNECTIONS LIMITED	England & Wales
44.	FULCRUM GAS SERVICES LIMITED	England & Wales
45.	FULCRUM GROUP HOLDINGS LIMITED	England & Wales
46.	FULCRUM INFRASTRUCTURE SERVICES LIMITED	England & Wales
47.	FULCRUM PIPELINES LIMITED	England & Wales
48.	GRANITE STATE ELECTRIC COMPANY (d/b/a National Grid)	USA
49.	GRIDAMERICA HOLDINGS INC	USA
50.	GRIDCOM LIMITED	England & Wales
51.	HONEOYE STORAGE CORPORATION (52.2%)	USA
52.	INVERSIONES ABC LTDA (50%)	Chile
53.	IROQUOIS GAS TRANSMISSION SYSTEM, L.P. (20.4%)	USA
54.	IROQUOIS PIPELINE OPERATING COMPANY (effectively 20.4% via Iroquois Gas Transmission System, L.P.)	USA
55.	ISLAND ENERGY SERVICES COMPANY, INC.	USA
56.	ISLANDER EAST PIPELINE COMPANY, LLC (50%)	USA
57.	JOINT RADIO COMPANY LIMITED (50%)	England & Wales
58.	KEYSPAN (U.K.)	England & Wales
59.	KEYSPAN C.I. II, LTD	Cayman Islands
60.	KEYSPAN C.I., LTD	Cayman Islands
61.	KEYSPAN CI MIDSTREAM LIMITED	USA
62.	KEYSPAN CORPORATION	USA
63.	KEYSPAN ENERGY CORPORATION	USA
64.	KEYSPAN ENERGY DEVELOPMENT CO.	USA
65.	KEYSPAN ENERGY SERVICES INC. (d/b/a National Grid Energy Services)	USA
66.	KEYSPAN ENERGY SERVICES NEW JERSEY, LLC	USA
67.	KEYSPAN ENERGY SOLUTIONS, LLC (d/b/a National Grid Energy Services)	USA
68.	KEYSPAN GAS EAST CORPORATION (d/b/a National Grid)	USA
69.	KEYSPAN INTERNATIONAL CORPORATION	USA
70.	KEYSPAN LUXEMBOURG S.A.R.L.	Luxembourg
71.	KEYSPAN MHK, INC.	USA
72.	KEYSPAN MIDSTREAM INC.	USA

EXHIBIT 8: LIST OF SUBSIDIARIES

	Name	Country of Incorporation
73.	KEYSPAN PLUMBING & HEATING SOLUTIONS, LLC (90%) (d/b/a National Grid Energy Services)	USA
74.	KEYSPAN PLUMBING SOLUTIONS, INC. (d/b/a National Grid Energy Services)	USA
75.	KSI CONTRACTING, LLC	USA
76.	KSI ELECTRICAL, LLC	USA
77.	KSI MECHANICAL, LLC	USA
78.	LAND MANAGEMENT AND DEVELOPMENT, INC	USA
79.	LANDRANCH LIMITED	England & Wales
80.	LANDWEST, INC	USA
81.	LATTICE ENERGY SERVICES LIMITED	England & Wales
82.	LATTICE GROUP EMPLOYEE BENEFIT TRUST LIMITED	England & Wales
83.	LATTICE GROUP INTERNATIONAL HOLDINGS LIMITED	England & Wales
84.	LATTICE GROUP PLC	England & Wales
85.	LATTICE GROUP TRUSTEES LIMITED	England & Wales
86.	LATTICE OPSCO LIMITED	England & Wales
87.	LATTICE TELECOM FINANCE (NO 1) LIMITED	Isle of Man
88.	MAINE YANKEE ATOMIC POWER COMPANY (24%)	USA
89.	MAINSTREAM FORTY-SEVEN LIMITED	England & Wales
90.	MARQUEZ DEVELOPMENT CORP.	USA
91.	MASSACHUSETTS ELECTRIC COMPANY (d/b/a National Grid)	USA
92.	MEERESTEIJN FINANCE BV	Netherlands
93.	MELMAR LIMITED	Isle of Man
94.	METRO ENERGY, L.L.C.	USA
95.	METROWEST REALTY LLC	USA
96.	MILLENNIUM PIPELINE COMPANY, LLC (26.25%)	USA
97.	MINOA FARMS DEVELOPMENT CO, LLC (50%)	USA
98.	MYHOMEGATE, INC.	USA
99.	MYHOMEKEY.COM, INC. (18.2%)	USA
100.	MYSTIC STEAMSHIP CORPORATION	USA
101.	NANTUCKET ELECTRIC COMPANY (d/b/a National Grid)	USA
102.	NATGRID FINANCE HOLDINGS LIMITED	England & Wales
103.	NATGRID FINANCE LIMITED	England & Wales
104.	NATGRID INVESTMENTS LIMITED	England & Wales
105.	NATGRID LIMITED	England & Wales
106.	NATGRID ONE LIMITED	England & Wales
107.	NATIONAL GRID (IOM) UK LTD	Isle of Man
108.	NATIONAL GRID (IRELAND) 1 LIMITED	Republic of Ireland
109.	NATIONAL GRID (IRELAND) 2 LIMITED	Republic of Ireland
110.	NATIONAL GRID (SOUTHALL) GENERAL PARTNER LIMITED	England & Wales
111.	NATIONAL GRID (SOUTHALL) LP LIMITED	England & Wales
112.	NATIONAL GRID (US) HOLDINGS LIMITED	England & Wales
113.	NATIONAL GRID (US) INVESTMENTS	England & Wales
114.	NATIONAL GRID (US) INVESTMENTS 2 LIMITED	England & Wales
115.	NATIONAL GRID (US) INVESTMENTS 3	England & Wales
116.	NATIONAL GRID (US) INVESTMENTS 4 LIMITED	England & Wales
117.	NATIONAL GRID (US) PARTNER 1 LIMITED	England & Wales
118.	NATIONAL GRID (US) PARTNER 2 LIMITED	England & Wales
119.	NATIONAL GRID AUSTRALIA PTY LIMITED	Australia
120.	NATIONAL GRID BLUE POWER FINANCE LIMITED	England & Wales
121.	NATIONAL GRID BLUE POWER LIMITED	England & Wales
122.	NATIONAL GRID BRAZIL B.V.	The Netherlands
123.	NATIONAL GRID BRAZIL FINANCE	England & Wales
124.	NATIONAL GRID BRAZIL TRANSMISSION B.V.	The Netherlands
125.	NATIONAL GRID CARBON LIMITED	England & Wales
126.	NATIONAL GRID CHILE B.V.	The Netherlands
127.	NATIONAL GRID COMMERCIAL HOLDINGS LIMITED	England & Wales
128.	NATIONAL GRID CORPORATE SERVICES LLC	USA
129.	NATIONAL GRID DEVELOPMENT HOLDINGS CORP.	USA
130.	NATIONAL GRID EIGHT	England & Wales
131.	NATIONAL GRID EIGHTEEN LIMITED	England & Wales
132.	NATIONAL GRID ELECTRIC SERVICES LLC	USA
133.	NATIONAL GRID ELECTRICITY TRANSMISSION PLC	England & Wales
134.	NATIONAL GRID ELEVEN	England & Wales
135.	NATIONAL GRID ENERGY MANAGEMENT, LLC	USA
136.	NATIONAL GRID ENERGY SERVICES (NEW ENGLAND), LLC	USA
137.	NATIONAL GRID ENERGY SERVICES, LLC	USA
138.	NATIONAL GRID ENERGY SUPPLY, LLC	USA
139.	NATIONAL GRID ENERGY TRADING SERVICES LLC	USA
140.	NATIONAL GRID ENGINEERING & SURVEY INC.	USA
141.	NATIONAL GRID EXPLORATION AND PRODUCTION, LLC	USA
142.	NATIONAL GRID FIFTEEN LIMITED	England & Wales
143.	NATIONAL GRID FINANCE B.V.	The Netherlands
144.	NATIONAL GRID FIVE LIMITED	England & Wales

EXHIBIT 8: LIST OF SUBSIDIARIES

	Name	Country of Incorporation
145.	NATIONAL GRID FOUR LIMITED	England & Wales
146.	NATIONAL GRID FOURTEEN LIMITED	England & Wales
147.	NATIONAL GRID GAS FINANCE (NO 1) PLC	England & Wales
148.	NATIONAL GRID GAS HOLDINGS LIMITED	England & Wales
149.	NATIONAL GRID GAS PLC	England & Wales
150.	NATIONAL GRID GENERATION LLC	USA
151.	NATIONAL GRID GLENWOOD ENERGY CENTER, LLC	USA
152.	NATIONAL GRID GOLD LIMITED	England & Wales
153.	NATIONAL GRID GRAIN LNG LIMITED	England & Wales
154.	NATIONAL GRID HOLDINGS B.V.	The Netherlands
155.	NATIONAL GRID HOLDINGS INC.	USA
156.	NATIONAL GRID HOLDINGS LIMITED	England & Wales
157.	NATIONAL GRID HOLDINGS ONE PLC	England & Wales
158.	NATIONAL GRID HOLDINGS PTY LIMITED	Australia
159.	NATIONAL GRID IGTS CORP.	USA
160.	NATIONAL GRID INDIA B.V.	The Netherlands
161.	NATIONAL GRID INDUS B.V.	The Netherlands
162.	NATIONAL GRID INSURANCE COMPANY (IRELAND) LIMITED	Republic of Ireland
163.	NATIONAL GRID INSURANCE COMPANY (ISLE OF MAN) LIMITED	Isle of Man
164.	NATIONAL GRID INSURANCE COMPANY (VERMONT)	USA
165.	NATIONAL GRID INTERCONNECTORS LIMITED	England & Wales
166.	NATIONAL GRID INTERNATIONAL LIMITED	England & Wales
167.	NATIONAL GRID ISLANDER EAST PIPELINE LLC	USA
168.	NATIONAL GRID JERSEY HOLDINGS FIVE LIMITED	Jersey
169.	NATIONAL GRID JERSEY INVESTMENTS LIMITED	Jersey
170.	NATIONAL GRID LAND AND PROPERTIES LIMITED	England & Wales
171.	NATIONAL GRID LAND DEVELOPMENTS LIMITED	England & Wales
172.	NATIONAL GRID LAND INVESTMENTS LIMITED	England & Wales
173.	NATIONAL GRID LNG GP LLC	USA
174.	NATIONAL GRID LNG LP	USA
175.	NATIONAL GRID LNG LP LLC	USA
176.	NATIONAL GRID MANQUEHUE B.V.	The Netherlands
177.	NATIONAL GRID METERING LIMITED	England & Wales
178.	NATIONAL GRID MIDDLE EAST FZCO	United Arab Emirates
179.	NATIONAL GRID MILLENNIUM LLC	USA
180.	NATIONAL GRID NE HOLDINGS 2 LLC	USA
181.	NATIONAL GRID NETHERLANDS ONE BV	The Netherlands
182.	NATIONAL GRID NETHERLANDS THREE BV	The Netherlands
183.	NATIONAL GRID NETHERLANDS TWO BV	The Netherlands
184.	NATIONAL GRID NINE LIMITED	England & Wales
185.	NATIONAL GRID NINETEEN LIMITED	England & Wales
186.	NATIONAL GRID NORTH EAST VENTURES INC	USA
187.	NATIONAL GRID OFFSHORE LTD	England & Wales
188.	NATIONAL GRID ONE LIMITED	England & Wales
189.	NATIONAL GRID OVERSEAS LIMITED	England & Wales
190.	NATIONAL GRID OVERSEAS TWO LIMITED	England & Wales
191.	NATIONAL GRID PLC	England & Wales
192.	NATIONAL GRID POLAND B.V.	The Netherlands
193.	NATIONAL GRID PORT JEFFERSON ENERGY CENTER, LLC	USA
194.	NATIONAL GRID PROCUREMENT BV	The Netherlands
195.	NATIONAL GRID PROPERTY (HIGH WYCOMBE) LIMITED	England & Wales
196.	NATIONAL GRID PROPERTY (NORTHAMPTON) LIMITED	England & Wales
197.	NATIONAL GRID PROPERTY (TAUNTON) LIMITED	England & Wales
198.	NATIONAL GRID PROPERTY (WARWICK) LIMITED	England & Wales
199.	NATIONAL GRID PROPERTY DEVELOPMENTS LIMITED	England & Wales
200.	NATIONAL GRID PROPERTY HOLDINGS LIMITED	England & Wales
201.	NATIONAL GRID PROPERTY LIMITED	England & Wales
202.	NATIONAL GRID PROPERTY (NORTHFLEET) LIMITED	England & Wales
203.	NATIONAL GRID SERVICES, INC.	USA
204.	NATIONAL GRID SEVEN LIMITED	England & Wales
205.	NATIONAL GRID SEVENTEEN LIMITED	England & Wales
206.	NATIONAL GRID SIX LIMITED	England & Wales
207.	NATIONAL GRID SIXTEEN LIMITED	England & Wales
208.	NATIONAL GRID TECHNOLOGIES INC.	USA
209.	NATIONAL GRID TELEMETRY SOLUTIONS, LLC	USA
210.	NATIONAL GRID TEN	England & Wales
211.	NATIONAL GRID THREE LIMITED	England & Wales
212.	NATIONAL GRID TRANSMISSION SERVICES CORPORATION	USA
213.	NATIONAL GRID TWELVE LIMITED	England & Wales
214.	NATIONAL GRID TWENTY FOUR LIMITED	England & Wales
215.	NATIONAL GRID TWENTY LIMITED	England & Wales
216.	NATIONAL GRID TWENTY ONE LIMITED	England & Wales

EXHIBIT 8: LIST OF SUBSIDIARIES

	Name	Country of Incorporation
217.	NATIONAL GRID TWENTY THREE LIMITED	England & Wales
218.	NATIONAL GRID TWO LIMITED	England & Wales
219.	NATIONAL GRID UK LIMITED	England & Wales
220.	NATIONAL GRID UK PENSION SERVICES LIMITED	England & Wales
221.	NATIONAL GRID US 6 LLC	USA
222.	NATIONAL GRID US 7 INC.	USA
223.	NATIONAL GRID US LLC	USA
224.	NATIONAL GRID USA	USA
225.	NATIONAL GRID USA SERVICE COMPANY, INC.	USA
226.	NATIONAL GRID UTILITY SERVICES LLC	USA
227.	NATIONAL GRID ZAMBIA LIMITED	England & Wales
228.	NEES ENERGY, INC.	USA
229.	NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION	USA
230.	NEW ENGLAND ENERGY INCORPORATED	USA
231.	NEW ENGLAND HYDRO FINANCE COMPANY, INC. (53.704%)	USA
232.	NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (53.704%)	USA
233.	NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC. (53.704%)	USA
234.	NEW ENGLAND POWER COMPANY(d/b/a National Grid)	USA
235.	NEW ENGLAND WHOLESALE ELECTRIC COMPANY	USA
236.	NEWHC, INC.	USA
237.	NEWPORT AMERICA CORPORATION	USA
238.	NG CHICAGO I, LLC	USA
239.	NG CHICAGO II, LLC	USA
240.	NG FINANCING PARTNERSHIP 1	Luxembourg
241.	NG FINANCING PARTNERSHIP 2	Luxembourg
242.	NG JERSEY LIMITED	Jersey
243.	NG LEASING LIMITED	England & Wales
244.	NG LUXEMBOURG 3 SARL	Luxembourg
245.	NG LUXEMBOURG 4 SARL	Luxembourg
246.	NG LUXEMBOURG 5 SARL	Luxembourg
247.	NG LUXEMBOURG 6 SARL	Luxembourg
248.	NG LUXEMBOURG 7 SARL	Luxembourg
249.	NG LUXEMBOURG HOLDINGS LIMITED	England & Wales
250.	NG LUXEMBOURG SA	Luxembourg
251.	NG LUXEMBOURG TWO SARL	Luxembourg
252.	NG NOMINEES LIMITED	England & Wales
253.	NG PROCUREMENT HOLDINGS LIMITED	England & Wales
254.	NG VILLIERS LIMITED PARTNERSHIP	England & Wales
255.	NGC DO BRASIL PARTICIPACOES LTDA	Brazil
256.	NGC EMPLOYEE SHARES TRUSTEE LIMITED	England & Wales
257.	NGC INDUS LIMITED	England & Wales
258.	NGC TWO LIMITED	England & Wales
259.	NGC ZAMBIA LIMITED	England & Wales
260.	NGET / SPT UPGRADES LTD	England & Wales
261.	NGG (DELAWARE) LLC	USA
262.	NGG FINANCE (NO 1) LIMITED	England & Wales
263.	NGG FINANCE PLC	England & Wales
264.	NGG TELECOMS HOLDINGS LIMITED	England & Wales
265.	NGG TELECOMS LIMITED	England & Wales
266.	NGM1 (GBR) LIMITED	Gibraltar
267.	NGNE LLC	USA
268.	NGRID INTELLECTUAL PROPERTY LIMITED	England & Wales
269.	NGT FIVE LIMITED	Cayman Islands
270.	NGT FOUR LIMITED	Cayman Islands
271.	NGT HOLDING COMPANY (ISLE OF MAN) LIMITED	Isle of Man
272.	NGT LUXEMBOURG ONE LIMITED	England & Wales
273.	NGT ONE LIMITED	England & Wales
274.	NGT TELECOM NO. 1 LIMITED	England & Wales
275.	NGT TELECOM NO. 2 LIMITED	England & Wales
276.	NGT THREE	England & Wales
277.	NGT TWO LIMITED	England & Wales
278.	NIAGARA MOHAWK ENERGY, INC.	USA
279.	NIAGARA MOHAWK HOLDINGS, INC.	USA
280.	NIAGARA MOHAWK POWER CORPORATION (d/b/a National Grid)	USA
281.	NICODAMA BEHEER V B.V.	Netherlands
282.	NM PROPERTIES, INC.	USA
283.	NM URANIUM, INC.	USA
284.	NMP LIMITED	England & Wales
285.	NORTH EAST TRANSMISSION CO., INC.	USA
286.	NORTHEAST GAS MARKETS LLC (90%)	USA
287.	ONSTREAM METERING SERVICES LIMITED	England & Wales
288.	OPINAC NORTH AMERICA, INC.	USA

EXHIBIT 8: LIST OF SUBSIDIARIES

	Name	Country of Incorporation
289.	PATIENCE REALTY CORP.	USA
290.	PCC LAND COMPANY, INC.	USA
291.	PHILADELPHIA COKE CO., INC.	USA
292.	PORT GREENWICH LIMITED	England & Wales
293.	PORT OF THE ISLANDS NORTH LLC	USA
294.	PRUDENCE CORPORATION	USA
295.	SCC UNO SA	Chile
296.	SECOND STREET ASSOCIATES, LLC (50%)	USA
297.	SENECA UPSHUR PETROLEUM, INC. (d/b/a National Grid)	USA
298.	STARGAS NOMINEES LIMITED	England & Wales
299.	STEUBEN GAS STORAGE COMPANY (effectively 30.29% via Arlington Associates LP 75% ownership)	USA
300.	SUPERGRID ENERGY TRANSMISSION LIMITED	England & Wales
301.	SUPERGRID LIMITED	England & Wales
302.	TELECOM INTERNATIONAL HOLDINGS LIMITED	England & Wales
303.	THAMESPORT INTERCHANGE LIMITED	England & Wales
304.	THE BROOKLYN UNION GAS COMPANY (d/b/a National Grid NY)	USA
305.	THE NARRAGANSETT ELECTRIC COMPANY (d/b/a National Grid)	USA
306.	THE NATIONAL GRID GROUP QUEST TRUSTEE COMPANY LTD	England & Wales
307.	THE NATIONAL GRID INVESTMENTS COMPANY	England & Wales
308.	TRANSCO LIMITED	England & Wales
309.	TRANSGAS, INC.	USA
310.	UMICO HOLDINGS INC (34.29%)	USA
311.	UNIT 40 SUBLESSOR LLC	USA
312.	UPPER HUDSON DEVELOPMENT INC	USA
313.	UTILITY METERING SERVICES LIMITED	England & Wales
314.	VALLEY APPLIANCE AND MERCHANDISING COMPANY	USA
315.	VILLIERS FINANCE SA (44%)	Luxembourg
316.	WAYFINDER GROUP, INC.	USA
317.	XOSERVE LIMITED (56.5%)	England & Wales
318.	YANKEE ATOMIC ELECTRIC COMPANY (34.5%)	USA